                                  Annual Report

                                  July 31, 2001


                            Lyon Street Institutional
                                Money Market Fund



                               Investment Adviser
                        Fifth Third Asset Management Inc.
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

Economic
--------------------------------------------------------------------------------
                                                                         Outlook
--------------------------------------------------------------------------------

I . REAL ECONOMIC ACTIVITY

A. Slowdown Continues as Final Demand Falls.

     The economy eked out a small gain during the second quarter, growing at a
0.7 percent annual rate. This represents the slowest quarterly growth rate for the U.S. economy since a 0.1 percent decline in the first quarter of 1993. The profits recession has caused a dramatic cutback in business capital spending, which combined with a further cooling of consumer spending pushed the economy perilously close to a recession. The economy has now advanced at a rate below two percent for four straight quarters. The last time that occurred was during the 1990-91 recession.

     While the headline real Gross Domestic Product1 (GDP) figure for the second quarter did not display any particular strength, it actually masked an even weaker outcome for final demand. Domestic private final sales (the sum of consumer spending, business capital spending and housing outlays) actually fell at a 0.2 percent rate compared to a fairly healthy rise of 2.8 percent during the first quarter. This represented the first drop in domestic private final sales since the first quarter of 1991. Consequently, the anatomy of the weak second quarter real GDP figure contrasts sharply with that of the first quarter.

     In the first quarter, GDP growth was held down by a sharp drop in inventory building. For the first time in a decade, businesses actually liquidated inventories as they responded swiftly to a slower pace of demand. The massive swing in inventories from accumulation to outright decline subtracted three full percentage points from the first quarter real GDP growth rate. In the second quarter, inventories were liquidated at approximately the same pace as in the previous quarter resulting in no net impact on the second quarter growth figure.

                               Consumer Spending*
                               Second Quarter 2001


                                     [GRAPH]

Personal Consumption                                                      2.1%
Expenditures
Durable Goods                                                             6.0%
Motor Vehicles                                                            4.0%

Furniture & Appliances                                                    9.6%
Nondurable Goods                                                          0.4%
Apparel                                                                   1.2%
Gasoline                                                                 -5.4%

Services                                                                  2.2%

*Annualized

B. Business Capital Spending Plunges.

     The weakness in final demand last quarter was primarily the result of a plunge in business capital spending, reflecting the continuing troubles in the technology and telecommunications industries and a sudden drop in structure outlays. The weakness in the economy remains centered in the business community which has undertaken a concerted cost cutting effort in an attempt to maintain profitability or minimize losses.

     What has resulted is a very different pattern to the economic slowdown. Normally, the economic cycle starts downward when consumers face higher interest rates, as they did in the latter half of 1999 and the first half of 2000, and cut back on their expenditures. This prompts companies to lower production levels and their capital spending plans. During this cycle, however, consumer spending continued to grow and housing remained reasonably strong, but companies curtailed production and fur-

--------------------------------------------------------------------------------
This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Fifth Third Asset Management Inc. and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

ther capital investments, particularly in the area of computers, software, and telecommunications equipment.

     Business capital spending on equipment has now fallen for three consecutive quarters, for the first time since 1982-83 when the economy was in recession. The severity of the pullback intensified with last quarter's 14.5 percent rate of decline being the largest since the second quarter of 1982. Outlays for high technology equipment have been hit the hardest, bearing over three quarters of the decline in equipment and software expenditures.

     Industrial and transportation equipment outlays were not spared either, declining at rates of 17.3 percent and 5.1 percent, respectively. Structure outlays, which had risen for six consecutive quarters, reversed course quickly with an 11.2 percent rate of decline. The sharp drop in the overall capacity utilization rate to 77.0 percent (an 18-year low) and in the high technology sector to 67.5 percent (a 26-year low) combined with aggressive cost cutting efforts is behind the rapid falloff in business capital spending for both equipment and structures.

                          Real Economic Activity* 2001

                                     [GRAPH]

Gross                     1Q                                    1.3%
Domestic Product          2Q                                    0.7%

Domestic
Private                   1Q                                    2.8%
Final Sales               2Q                                   -0.2%

Personal
Consumption               1Q                                    3.0%
Expenditures              2Q                                    2.1%

Business                  1Q                                   -0.2%
Capital Spending          2Q                                  -13.6%

Housing                   1Q                                    8.5%
Outlays                   2Q                                    7.4%

*Annualized

C.   Consumer Spending Remains Resilient in the Face of Rising Layoffs.

     While slowing a bit last quarter, consumer spending has proved to be very resilient during the recent slowdown. Durable goods outlays led the way with strong gains in automobile and light truck sales and in furniture and appliances. Aggressive discounting in the vehicle sector designed to capture additional marketshare and to avoid an unwanted buildup of inventories contributed to a 4.0 percent advance in motor vehicle sales. Strength in the housing market translated into a 9.6 percent rate of gain in furniture and appliances last quarter, placing the home furnishings category 6.7 percent ahead of year ago levels. This is particularly impressive in light of the recent acceleration in layoffs as most household purchases fall into the easily postponable grouping. We feel the surge in mortgage refinance activity late last year and earlier this year, particularly with the "cash out" option, has provided a good deal of the support to the home furnishings sector.

     The one area that could be exhibiting some stress from the worsening conditions in the labor market is outlays for non-durable goods which rose at only a 0.4 percent rate. While most necessities fall into this category, in tough times consumers will gravitate toward lower quality goods and delay purchases to the extent possible. Gasoline purchases fell at a 5.4 percent rate with the spike in gasoline prices during the spring.

D.   Housing, Road Repairs and School Buildings to the Rescue.

     Residential construction outlays rose at a 7.4 percent rate, following an
8.5 percent rate of gain during the first quarter. The year-long decline in mortgage rates has significantly improved housing affordability and bolstered the housing industry despite the growing weakness in the labor market. Housing starts have risen 12.3 percent since July of last year and existing home sales continue to run near record high levels.

     The strongest sector of the economy last quarter was state and local government expenditures, which grew at a 7.5 percent rate. In particular, the investment category grew at a 24.9 percent rate. Included in this sector is road

Economic
--------------------------------------------------------------------------------
                                                                         Outlook
--------------------------------------------------------------------------------

and sewer work and municipal structures, such as school buildings. Without the surge in expenditures at the state and local level last quarter, the headline real GDP figure would have fallen negative. This may be the only positive thing associated with the road construction delays we all endure during the summer months.

E.   The Worst is Behind Us.

     Business inventories were liquidated at roughly a $27.0 billion rate for the second quarter in a row. With the recently reported overall business inventory/sales ratio falling in May to its lowest level of the year, it appears that the inventory adjustment outside of the technology and telecommunications sectors has largely run its course.


                                     [GRAPH]

                          Business Capital Spending+
                             Second Quarter 2001*

            Business Capital Spending                        -13.6%

            Equipment and Software                           -14.5%

            High Technology                                  -19.0%

            Industrial                                       -17.3%

            Transportation                                     -5.1%

            Structures                                       -11.2%

            Buildings                                        -18.4%

            Exploration                                       44.0%

     *Annualized

     Inventory liquidation can stop even if high technology inventories still are being liquidated because they are not an especially large portion of business inventories overall, at roughly ten percent of manufacturing inventories. Additionally, the domestic production--but not the distribution--of high technology goods is slightly less than two percent of total real GDP.

     This leads us to believe that the stage is being set for a further upturn in orders. The orders component of the National Association of Purchasing Managers Survey2 (NAPM) has improved by 28.6 percent since its low point in January. A healthy pattern of new orders must be established before manufacturing production can advance.

     Increasingly, it looks like the sharp deceleration in the pace of economic activity is drawing to a close. Consumer spending has held up surprisingly well, consumer confidence readings have moved to their high point for the year, the housing market remains resilient, the leading economic indicator series has risen for three straight months, and the sharp deterioration in business capital spending may well have run its course. While the economy is clearly not robust, there should be no further deceleration in the economy's tempo.

     With the six hefty interest rate cuts by the Federal Reserve since January, there is considerable monetary stimulus already in the pipeline poised to give the staggering economy a boost. As it typically takes a minimum of six months for interest rate cuts to work their way through the economy, and with the first cut having occurred on January 3, the economic data won't begin to reflect even the Federal Reserve's first efforts until early in the current quarter.

1 Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments and net exports of goods and services.

2 The National Association of Purchasing Managers (NAPM) Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, price, export orders and import orders. The index is one of the first comprehensive economic releases of the month, typically preceding the employment report.

+ The information contained herein is based on Commerce Department data released July 27, 2001.

     Tax cuts are on the way in the form of refund checks and lower withholding rates which combined will total $50 billion in the second half of 2001 and $80 billion in 2002. The refund checks will provide the economy with a steady stream of liquidity into October and we anticipate that the majority of the tax refund will be spent.

     Taken together, we feel there is reason to believe that the economy has weathered the worst and is poised to rebound in the coming months. We expect the economy to move toward a trend growth rate of 3.0 to 3.5 percent, but not higher due to the lingering drags from the labor market and business capital spending. Companies are not expected to resume hiring or undertake new capital spending initiatives until profitability rebounds in the latter part of this year or into early 2002.

II.  INFLATION

A.   Inflation Measures Moderate.

     One benefit of the economic slowdown is a further moderation in the already low inflation figures. All of the

                                Inflation Rates*
                                      2001

                                     [GRAPH]

                                                                         1Q         2Q

Gross Domestic Purchases                                                 2.7%      1.5%



GDP less Food and Energy                                                 2.3%      1.1%


Personal Consumption
Expenditures                                                             3.2%      1.7%

PCE less Food and Energy                                                 2.6%      1.1%



*Annualized

major inflation measures shown above rose at a pace less than two percent during the second quarter, before or after adjusting for the influence of higher energy costs. The strong dollar also helped import deflation into the economy as import prices fell at a 5.3 percent annualized rate.

     The inflation readings should stay below 2.5 percent for the next few quarters due to the current bout of weakness in the economy. Specifically, whenever capacity utilization rates have fallen near the current reading of 77 percent and the unemployment rate is rising (currently at 4.5 percent, up from 3.9 percent in October and likely to approach 5.0 percent by yearend), the inflation measures tend to moderate for the subsequent twelve months or so.

     Consider that the core producer price index (PPI) is running only 1.6 percent ahead of year ago levels, while the core consumer price index (CPI) is
2.7 percent ahead. While these are both low inflation readings, of more significance is that with the cost of materials (PPI) running below selling prices (CPI), the food chain of inflationary pressures has a disinflationary influence solidly in place. Additionally, the prices paid component of the NAPM has fallen by over 27 percent since earlier in the year and is pointing to falling price levels not rising price levels. We continue to look for inflation to register in the 1.5 to 2.5 percent range for the foreseeable future.



Joseph T. Keating
Chief Market Strategist
Chief Fixed Income Officer

The information contained herein is based on Commerce Department data released July 27, 2001.

                        Fifth Third Asset Management Inc.
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

Lyon St. Institutional Money Market
Schedule of Portfolio Investments                                 July 31, 2001



     Principal             Security
       Amount             Description                                    Value
       ------             -----------                                    -----
COMMERCIAL PAPER (30.7%):
Banking  (4.2%):
              $1,000,000   JP Morgan Chase, 3.74%**,
                           8/27/01                                      $997,313
               1,000,000   Wells Fargo Co., 3.88%**,
                           8/3/01                                        999,786
               1,000,000   Wells Fargo Co., 3.72%**,
                           8/29/01                                       997,122
                                                                      ----------
                                                                       2,994,221
                                                                      ----------
Finance (9.7%):
               1,000,000   American Express Co., 3.70%**,
                           9/10/01                                       995,911
                 500,000   General Electric Capital Corp.,
                           4.20%**, 8/14/01                              499,251
               1,000,000   General Electric Capital Corp.,
                           3.79%**, 9/4/01                               996,543
                 500,000   General Electric Capital Corp.,
                           4.64%**, 9/12/01                              497,346
               1,000,000   Goldman Sachs Group, LP,
                           3.95%**, 8/8/01                               999,238
               2,000,000   Sony Capital Corp., 3.73%**,
                           8/9/01                                      1,998,347
                 975,000   Sony Capital Corp., 3.67%**,
                           8/16/01                                       973,517
                                                                      ----------
                                                                       6,960,153
                                                                      ----------
Foreign Banking (13.8%):

                 936,000   Banque National de Paris,
                           3.82%**, 12/17/01                             922,602
               2,550,000   Bayerische Landesbank,
                           3.81%**, 8/13/01                            2,546,771
               1,000,000   Deutsche Bank AG, 4.78%**,
                           9/13/01                                       994,422
                 500,000   Rabobank Nederland,
                           5.10%**, 8/20/01                              498,688
               2,100,000   Societe Generale North,
                           3.75%**, 9/25/01                            2,088,065
                 700,000   UBS Financial, Inc., 3.77%**,
                           8/2/01                                        699,927
                 700,000   UBS Financial, Inc., 3.94%**,
                           8/22/01                                       698,408
                 500,000   UBS Financial, Inc., 3.83%**,
                           9/6/01                                        498,100
               1,000,000   UBS Financial, Inc., 3.96%**,
                           10/2/01                                       993,283
                                                                      ----------
                                                                       9,940,266
                                                                      ----------
Insurance (2.7%):
                $500,000   Metlife Funding, Inc.,
                           3.85%, 8/14/01                               $499,310
               1,440,000   Metlife Funding, Inc.,
                           3.65%**, 9/20/01                            1,432,740
                                                                      ----------
                                                                       1,932,050
                                                                      ----------
Multi-Media (0.3%):
                 250,000   McGraw Hill, 3.75%**,
                           8/14/01                                       249,663
                                                                      ----------
Total COMMERCIAL PAPER                                                22,076,353
                                                                      ==========
CORPORATE NOTES & BONDS (22.6%):
Banking (5.6%):
                 808,000   American Express Credit
                           Corp., 6.13%, 11/15/01                        812,591
               2,000,000   US Bancorp, 3.96%*, 8/15/01                 2,000,776
                 850,000   Wells Fargo Co., 6.80%,
                           5/15/02                                       866,610
                 350,000   Wells Fargo Co., 6.38%,
                           7/16/02                                       358,138
                                                                      ----------
                                                                       4,038,115
                                                                      ----------
Finance (10.3%):
               2,235,000   Associates Corp., NA,
                           4.16%*, 8/27/01                             2,235,255
                 500,000   Associates Corp., NA,
                           6.45%, 10/15/01                               502,500
                 500,000   Associates Corp., NA,
                           7.50%, 4/15/02                                511,402
                 500,000   General Electric Capital
                           Corp., 6.15%, 11/5/01                         503,073
                 600,000   General Electric Capital
                           Corp., 6.29%, 12/15/01                        603,365
                 600,000   Merrill Lynch, 6.07%, 10/15/01                602,333
                 500,000   Merrill Lynch, 5.87%, 11/15/01                502,683
               1,000,000   Merrill Lynch, 8.00%, 2/1/02                1,018,141
                                                                      ----------
                                                                       7,478,812
                                                                      ----------
Foreign Banking (1.9%):
               1,325,000   Deutsche Bank AG, 6.75%,
                           10/3/01                                     1,331,450
                                                                      ----------
Oil & Gas (0.3%):
                 200,000   BP Oil, 7.88%, 5/15/02                        206,003
                                                                      ----------
Retail (3.1%):
                 990,000   Wal-Mart Stores, Inc., 6.15%,
                           8/10/01                                       990,434

Lyon St. Institutional Money Market
Schedule of Portfolio Investments                                 July 31, 2001



     Principal               Security
       Amount               Description                                  Value
       ------               -----------                                  -----
CORPORATE NOTES & BONDS (continued)
              $1,200,000   Wal-Mart Stores, Inc.,
                           6.75%, 5/15/02                             $1,226,828
                                                                      ----------
                                                                       2,217,262
                                                                      ----------
Telecommunications (1.4%):
                 500,000   Ameritech Capital Funding
                           Corp., 6.13%, 10/15/01                        502,172
                 500,000   SBC Communications, Inc.,
                           7.25%, 7/1/02                                 514,772
                                                                      ----------
                                                                       1,016,944
                                                                      ----------
Total CORPORATE NOTES & BONDS                                         16,288,586
                                                                      ==========
DEMAND NOTES (13.7%):

Health Care Facilities (3.8%):
               2,700,000   Westview Health Care,
                           3.85%*, 8/1/01
                           (LOC: ABN/AMRO)                             2,700,000
                                                                      ----------
Real Estate (9.9%):
               1,270,000   ARS Development, 3.91%*,
                           8/2/01
                           (LOC: National City Bank)                   1,270,000
               1,195,000   Jefferson Land Development,
                           3.91%, 8/2/01
                           (LOC: National City Bank)                   1,195,000
               2,100,000   MBE Investment Co., L.L.C.,
                           3.90%*, 8/2/01 (LOC:
                           Comerica)                                   2,100,000
               1,480,000   MCMC POB III-Mt. Carmel
                           Partnership Project, 3.91%,
                           8/2/01 (LOC: National City
                           Bank)                                       1,480,000
               1,100,000   Stoney Brook Court L.L.C.,
                           3.90%*, 8/1/01 (LOC:
                           Citibank)                                   1,100,000
                                                                      ----------
                                                                       7,145,000
                                                                      ----------
Total DEMAND NOTES                                                     9,845,000
                                                                      ==========
MUNICIPAL BONDS (7.6%):

Urban and Community Development (7.6%):
                 750,000   Marquette County Michigan
                           Economic Development
                           Corp., Limited Obligation
                           Revenue, Pioneer Labs,
                           Series B, 3.99%, 8/1/01
                           (LOC: Bank One)                               750,000

MUNICIPAL BONDS (continued)

              $1,175,000   Michigan State Strategic
                           Fund, Phipps Emmett Assoc. Project,
                           3.99%, 8/1/01
                           (LOC: ABN/AMRO)                            $1,175,000
               1,500,000   Neenah Wisconsin Industrial
                           Development Revenue,
                           Galloway Co. Project,
                           3.90%*, 8/1/01 (LOC:
                           Bank One)                                   1,500,000
               2,000,000   Olathe Kansas Industrial
                           Revenue, Garmin
                           International, Inc. Project,
                           3.89%*, 8/2/01 (LOC: Bank
                           of America)                                 2,000,000
                                                                      ----------
Total MUNICIPAL BONDS                                                  5,425,000
                                                                      ==========
U.S. GOVERNMENT AGENCY OBLIGATIONS  (20.6%):

Fannie Mae  (12.0%):
               3,000,000   3.86%**, 8/1/01                             2,999,999
                 750,000   5.97%, 8/2/01                                 750,039
               1,000,000   3.93%**, 8/24/01                              997,502
               1,000,000   6.07%, 8/27/01                              1,001,454
                 550,000   6.00%, 9/24/01                                551,636
                 510,000   6.58%, 10/2/01                                512,288
                 300,000   4.63%, 10/15/01                               300,137
                 500,000   6.63% , 1/15/02                               505,903
               1,000,000   6.61%, 5/8/02                               1,021,241
                                                                      ----------
                                                                       8,640,199
                                                                      ----------
Federal Home Loan Bank  (7.2%):
               1,000,000   5.06%**, 8/7/01                             1,000,170
                 450,000   5.50%**, 8/13/01                              450,216
               1,440,000   5.88%**, 8/15/01                            1,441,094
                 710,000   4.03%**, 8/17/01                              708,738
                 596,000   3.71%**, 9/12/01                              593,441
                 300,000   5.07%, 2/11/02                                301,967
                 630,000   6.75%**, 5/1/02                               642,963
                                                                      ----------
                                                                       5,138,589
                                                                      ----------
Freddie Mac (1.4%):
               1,000,000   4.17%**, 3/28/02                              973,312
                                                                      ----------
Total U.S. GOVERNMENT AGENCY OBLIGATIONS                              14,752,100
                                                                      ==========

Lyon St. Institutional Money Market
Schedule of Portfolio Investments                                  July 31, 2001


     Shares or
     Principal               Security
       Amount               Description                                  Value
       ------               -----------                                  -----
YANKEE CERTIFICATES OF DEPOSIT (1.4%):

Foreign Banking (1.4%):

             $ 1,000,000   Rabobank Nederland, 6.83%,
                           8/28/01                                    $1,000,067
                                                                      ----------
Total YANKEE CERTIFICATES OF DEPOSIT                                   1,000,067
                                                                      ==========
CERTIFICATES OF DEPOSIT (0.7%):

Banking (0.7%):
                 500,000   Mellon Bank, 5.35%,
                           12/26/01                                      503,283
                                                                      ----------
Total CERTIFICATES OF DEPOSIT                                            503,283
                                                                      ==========
INVESTMENT COMPANIES (3.0%):
               2,103,746   AIM Liquid Assets Portfolio                 2,103,746
                  30,759   Goldman Sachs Financial
                           Square  Prime Obligations                      30,759
                                                                      ----------
Total INVESTMENT COMPANIES                                             2,134,505
                                                                      ==========

Total Investments (Cost $72,024,894) (a) - 100.3%                     72,024,894
Liabilities in excess of other assets - (0.3%)                         (247,235)
                                                                      ----------
NET ASSETS - 100.0%                                                  $71,777,659
                                                                     ===========
------------
(a)  Cost for federal income tax and financial reporting purposes is the same.

* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.

**   Effective yield at purchase.

AG   Aktiengesellschaft (German Stock Company)
LCC  Limited Liability Corp.
LOC  Letter of Credit
MTN  Medium Term Note
PLC  Public Limited Corp. (British)


                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001





ASSETS:
    Investments at amortized cost                                  $72,024,894
    Interest and dividends receivable                                  572,502
    Prepaid expenses and other assets                                    2,743
                                                                 --------------
        Total Assets                                                72,600,139
                                                                 --------------

LIABILITIES:
    Dividends payable                                                  234,813
    Payable for investments purchased                                  562,712
    Payable to advisor                                                   6,126
    Payable to administrator                                               899
    Accrued expenses and other liabilities                              17,930
                                                                 --------------
        Total Liabilities                                              822,480
                                                                 --------------

NET ASSETS                                                         $71,777,659
                                                                 ==============

NET ASSETS consist of:
    Paid-in capital                                                $71,777,659
                                                                 --------------
TOTAL NET ASSETS                                                   $71,777,659
                                                                 ==============

    Net Assets                                                     $71,777,659
    Shares Outstanding                                              71,777,669
    Net Asset Value, offering and redemption price per share             $1.00
                                                                 ==============

                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENTS OF OPERATIONS

                                                                Lyon Street Institutional
                                                                    Money Market Fund
                                                         ----------------------------------------
                                                            Period ended        Period ended
                                                              July 31,          December 31,
                                                              2001 (a)            2000 (b)
                                                         ----------------------------------------
INVESTMENT INCOME:
    Interest income                                              $1,628,096           $2,115,954
    Dividend income                                                 170,865              184,215
                                                         ----------------------------------------
        Total Investment Income                                   1,798,961            2,300,169
                                                         ----------------------------------------

EXPENSES:
    Investment advisory fees                                        143,887              139,224
    Administration fees                                              64,588               62,595
    Fund accounting fees                                              7,443                7,227
    Transfer agent fees                                               9,468               18,032
    Other expenses                                                   17,914               30,000
                                                         ----------------------------------------
        Total expenses before waivers                               243,300              257,078
        Less: Fees waived
              Investment Advisory fees                             (109,246)            (111,379)
              Administration fees                                   (41,025)             (46,966)
              Fund accounting fees                                   (5,396)              (5,221)
              Transfer Agent fees                                    (9,468)             (16,921)
                                                         ----------------------------------------
        Net Expenses                                                 78,165               76,591
                                                         ----------------------------------------

NET INVESTMENT INCOME                                             1,720,796            2,223,578
                                                         ----------------------------------------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                              $1,720,796           $2,223,578
                                                         ========================================

--------------

(a)  For the period from January 1, 2001 to July 31, 2001.
(b) For the period from April 11, 2000 (commencement of operations) to December 31, 2000.


                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Lyon Street Institutional
                                                                                 Money Market Fund
                                                                       -----------------------------------------
                                                                           Period ended        Period ended
                                                                             July 31,          December 31,
                                                                             2001 (a)            2000 (b)
                                                                       -----------------------------------------
NET ASSETS at beginning of period                                               $47,943,896         $         -
                                                                       -----------------------------------------

Increase in net assets resulting from operations:
    Net investment income                                                         1,720,796           2,223,578
                                                                       -----------------------------------------
        Net increase in net assets resulting from operations                      1,720,796           2,223,578
                                                                       -----------------------------------------

Dividends to shareholders from:
    Net investment income                                                        (1,720,796)         (2,223,578)
                                                                       -----------------------------------------
        Total dividends to shareholders                                          (1,720,796)         (2,223,578)
                                                                       -----------------------------------------

Net increase from capital transactions:                                          23,833,763          47,943,896
                                                                       -----------------------------------------
        Net increase in net assets                                               23,833,763          47,943,896
                                                                       -----------------------------------------

NET ASSETS at end of period                                                     $71,777,659         $47,943,896
                                                                       =========================================

-----------


(a)  For the period from January 1, 2001 to July 31, 2001.
(b) For the period from April 11, 2000 (commencement of operations) to December 31, 2000.


                       See notes to financial statements.

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2001


1.   Organization

The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. The Trust offered fifteen separate series (the "Funds"), each with its own investment objective.

The accompanying financial statements and financial highlights are those of the Lyon Street Institutional Money Market Fund (the "Fund"). The Fund currently offers one class of shares: Institutional Shares.

During the current year, the Fund changed its fiscal year end to July 31.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Expenses: Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

Dividends and Distributions to Shareholders: The Fund declares dividends daily from net investment income and pays such dividends monthly. Net realized capital gains, if any, are distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2001
(continued)


(the "Code"). It is the policy of the Fund to continue to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

3.   Related Party Transactions

On April 2, 2001, Old Kent Financial Corporation merged with Fifth Third Financial Corporation (the "Merger".) As a result of the Merger, the investment advisory agreement between the Funds and Lyon Street Asset Management Company ("Lyon Street") automatically terminated. On February 13, 2001, the Board of Trustees of the Funds approved an interim investment advisory agreement pursuant to which Fifth Third Bank ("Fifth Third") became the advisor to the Funds effective on the date of the Merger.

On April 30, 2001, Fifth Third reorganized its investment advisory decision as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third. Fifth Third Asset Management Inc. replaced Fifth Third as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third that provided investment management services to Kent Funds began to do so as the personnel of Fifth Third Asset Management Inc.

At a meeting held on April 12, 2001, the Board of Trustees of the Funds approved a new investment advisory agreement between the Funds and Fifth Third Asset Management Inc. subject to approval of the agreement by the shareholders of the Funds at a meeting held on July 27, 2001. The Advisor is entitled to receive a fee in the amount of 0.40%, computed daily and paid monthly, based on the Fund's average daily net assets.

Prior to April 2, 2001, Lyon Street served as advisor to the Funds under the same terms and conditions as the above mentioned agreements.

On April 2, 2001, Fifth Third assumed duties and obligations of Old Kent Securities Corporation ("OKSC") under the Administrative, Fund Accounting and Transfer Agency Agreements with the Kent Funds. Fifth Third Bank is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263. As compensation for the services and facilities provided to the Trust pursuant to the Administration Agreement, Fifth Third is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion-0.185% of such assets; between $5.0 and $7.5 billion-0.165% of such assets; and over $7.5 billion-0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per Fund that is applicable to Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Fund Accounting Agreement, Fifth Third is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $5,000 per Fund that is applicable to certain Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Transfer Agency Agreement, Fifth Third is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provided, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per Fund that is applicable to Funds of the Trust.

Fifth Third Asset Management, Inc., and Fifth Third have contractually agreed to waive until July 31, 2001, a portion of their fees so that the total annual operating expenses of the Fund will not exceed 0.22%.

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to agreements between Fifth Third and BISYS. As compensation for the services provided by it under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from Fifth Third computed daily as a percentage of the Trust's average daily net assets. Pursuant to the Sub-Transfer Agency Agreement, BISYS is also entitled to receive from Fifth Third a per account annual processing fee for all Trust accounts in excess of 22,000 accounts. The fees paid to BISYS by Fifth Third for such services come out of Fifth Third fees and are not an additional charge to the Fund.

Lyon Street Institutional Money Market Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2001
(continued)


Prior to April 2, 2001, OKSC provided the administrative services referenced above under the same terms and conditions as the above mentioned agreements.

Kent Fund Distributors, Inc. ("KFDI"), 3435 Stelzer Road, Columbus, Ohio 43219, is the distributor of the Funds' shares. KFDI and BISYS are each a wholly-owned subsidiary of The BISYS Group, Inc.

Certain officers of the Trust are affiliated with BISYS and Fifth Third Asset Management, Inc. Such officers receive no direct payments or fees from the Trust for serving as officers.

Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

4. Capital Share Transactions
Transactions in shares of the Fund are summarized below:

                                                 Period ended       April 11, 2000
                                                   July 31,               To
                                                   2001 (a)      December 31, 2000 (b)
                                                   --------      ---------------------
DOLLAR AMOUNTS
  Shares issued ..............................   $ 154,360,300       $ 156,830,237
  Shares redeemed ............................    (130,526,537)       (108,886,341)
                                                 --------------      --------------
    Net increase from capital transactions ...   $  23,833,763       $  47,943,896
                                                 ==============      ==============
SHARE ACTIVITY
  Shares issued ..............................     154,360,300         156,830,247
  Shares redeemed ............................    (130,526,537)       (108,886,341)
                                                 --------------      --------------
    Net increase from share transactions .....      23,833,763          47,943,906
                                                 ==============      ==============

(a)  For the period from January 1, 2001 through July 31, 2001.
(b)  Period from commencement of operations.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                Increase in
                                                                Net Assets        Less
                                                              Resulting from  Dividends to
                                                                   from       Shareholders
                                                  Net Assets    Operations:      from:
                                                                -----------      -----          Net      Net Asset
                                                    Value,          Net           Net       Increase in   Value,
                                                   Beginning    Investment     Investment    Net Asset    End of    Total
                                                   of Period      Income         Income        Value      Period    Return
-----------------------------------------------------------------------------------------------------------------------------
LYON STREET INSTITUTIONAL MONEY MARKET FUND
Ticker Symbol: LSIXX

Period ended 2000 (1)                               $1.000         0.046        (0.046)        -          $1.000    4.71%   /\
Period ended 2001 (2)                               $1.000         0.028        (0.028)        -          $1.000    2.84%   /\
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                                               ----------------------------------------------------------------------
                                                                  Ratio of            Ratio of          Ratio of
                                                   Net            Expenses               Net            Expenses
                                                 Assets,             to              Investment            to
                                                  End of           Average            Income to         Average
                                                  Period             Net               Average            Net
                                                 (000's)           Assets            Net Assets         Assets*
---------------------------------------------------------------------------------------------------------------------
LYON STREET INSTITUTIONAL MONEY MARKET FUND
Ticker Symbol: LSIXX

Period ended 2000 (1)                            $47,944            0.22%    /\/\       6.39%     /\/\   0.74%     /\/\
Period ended 2001 (2)                            $71,778            0.22%    /\/\       4.78%     /\/\   0.68%     /\/\
---------------------------------------------------------------------------------------------------------------------

*    During the period, certain fees were reduced. The ratios shown do not include these voluntary fee reductions.
/\   Not annualized
/\/\ Annualized
(1)  The Lyon Street Institutional Money Market Fund commenced operations on April 11, 2000.
(2)  For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

                    Report of Independent Public Accountants
                    ----------------------------------------



To the Shareholders of the Lyon Street Institutional Money Market Fund and Board of Trustees of the Kent Funds:

We have audited the accompanying statement of assets and liabilities of the Lyon Street Institutional Money Market Fund including the schedule of portfolio investments, as of July 31, 2001, and the related statement of portfolio operations, statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of operations, changes in net assets and financial highlights for the period ended December 31, 2000 were audited by other auditors whose report thereon dated February 23, 2001, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lyon Street Institutional Money Market Fund as of July 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.


                                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
September 4, 2001

LYON STREET
ADDITIONAL INFORMATION


Shareholder Vote (unaudited):

Information regarding voting at the July 27, 2001 Special shareholder meeting follows. As a result of this voting, the Kent Funds are expected to merge with the Fifth Third Funds on or about October 29, 2001.

Resolution 1:

To consider and act upon an Agreement and Plan of Reorganization ("Reorganization Agreement") pursuant to which each Kent Fund will transfer of all of its assets to the corresponding FifthThird Fund, as listed below, in exchange for Investment A, Institutional, and Service shares (collectively, "Shares") of such Fifth Third Fund and the assumption by such Fifth Third Fund of all of the liabilities of such Kent Fund, followed by the liquidation of such Kent Fund, and the distribution of Shares of such Fifth Third Fund to the shareholders of such Kent Fund, and by the deregistration of the Kent Funds as an investment company under the Investment Company Act of 1940 and the termination of the Kent Funds as a business trust under Massachusetts law.


With respect to Resolution 1, the following numbers of shares were voted in favor of the proposal, against the proposal, abstained from voting, and represented broker non-votes:

                                                                                                          Broker
Fund                                                       In Favor         Against      Abstained      Non-votes
----                                                       --------         -------      ---------      ---------
Lyon Street Institutional Money Market Fund                33,464,641          -          181,558           -


Resolution 2:

To consider and act upon a new investment advisory agreement ("New Investment Advisory Agreement") between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are identical in all material respects (with the exception of the investment advisor name) to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street Asset Management Company. The New Investment Advisory Agreement was approved by the Board of Trustees of the Kent Funds on April 12, 2001.


With respect to Resolution 2, the following numbers of shares were voted in favor of the proposal, against the proposal, abstained from voting, and represented broker non-votes:


                                                                                                          Broker
Fund                                                       In Favor          Against    Abstained       Non-votes
----                                                       --------          -------    ---------       ---------
Lyon Street Institutional Money Market Fund                43,065,993           -         210,541           -

LYON STREET
ADDITIONAL INFORMATION

Change in Accountants (unaudited):

On August 6, 2001, KPMG LLP ("KPMG") resigned as the Trust's independent auditors for the period ended July 31, 2001. The basis for the resignation was KPMG's determination that as of April 4, 2001, it was no longer "independent" of the Trust within the meaning of their professional independence standards. KPMG's reports on the Trust's financial statements for the fiscal years ended December 31, 2000 and December 31, 1999 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 2000 and December 31, 1999 and the interim period commencing January 1, 2001 and ended August 6, 2001, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 24, 2001, the Trust by action of its Board of Trustees engaged Arthur Andersen LLP ("AA") as the independent auditors to audit the Trust's financial statements for the period ended July 31, 2001. During the Trust's fiscal years ended December 31, 2000 and December 31, 1999 and the interim period commencing January 1, 2001 and ended August 6, 2001, neither the Trust nor anyone on its behalf consulted AA on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or
(ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

--------------------------------------------------------------------------------
Shares of the fund are not deposits or obligations of, or guaranteed or endorsed by, Fifth Third Asset Management, Inc. or its affiliates. Shares of the fund are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the fund involves investment risks, including the possible loss of principal. There can be no assurance that the Lyon Street Institutional Money Market Fund will be able to sustain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of the Lyon Street Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies as well as fees, expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Fund is Kent Funds Distributors, Inc.

                                                                            9/01